MFS(R)/ SUN LIFE SERIES TRUST:

                              GLOBAL GROWTH SERIES

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager section of the prospectus is hereby restated as follows:

         This series is managed by a team of portfolio managers comprised of Barry Dargan, a Senior Vice President of MFS and Nicholas Smithie, a Vice President of MFS. These individuals have each been a portfolio manager of the series since: Mr. Dargan -- October 31, 2003 and Mr. Smithie -- August, 2002, and they have been employed in the MFS investment management area since: Mr. Dargan - 1996 and Mr. Smithie -- 1998.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.



                The date of this Supplement is November 26, 2003.